Exhibit 5b

                              Form of Application

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                                                                                      TEMPLETON INVESTMENT PLUS
[ Phoenix logo here ]                                            APPLICATION FOR FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACT
                                                                           TO THE PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
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For Main Administrative Office Use Only: Contract Number ___________________________________________________________________________
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Please make check payable to Phoenix Home Life Mutual Insurance Company. Send check and application to: Phoenix Home Life Mutual
Insurance Company, Variable Products Operation Division, 101 Munson Street, P.O. Box 942, Greenfield, MA 01302-0942.
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PLEASE PRINT                                                PART I. CONTRACT INFORMATION
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1.  Primary Annuitant (may not be corporation or trust)
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NAME (First, Middle, Last)

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SEX                       U.S. CITIZEN          BIRTHDATE          AGE AT LAST BIRTHDAY                 SOCIAL SECURITY NUMBER
    / / Male  / / Female       / / Yes  / / No
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ADDRESS FOR MAIL (No., Street, City, County, State, Zip Code)

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2.  Contingent Annuitant
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NAME (First, Middle, Last)

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SEX                       U.S. CITIZEN          BIRTHDATE          AGE AT LAST BIRTHDAY                 SOCIAL SECURITY NUMBER
    / / Male  / / Female       / / Yes  / / No
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ADDRESS FOR MAIL (No., Street, City, County, State, Zip Code)

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3.  Annuitant's Beneficiary
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PRIMARY                                                                                                 RELATIONSHIP TO ANNUITANT

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ADDRESS (No., Street, City, State, Zip Code)

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CONTINGENT                                                                                              RELATIONSHIP TO ANNUITANT

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ADDRESS (No., Street, City, State, Zip Code)

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4.  Owner(s) (Complete if Owner is other than the Primary Annuitant as Primary Annuitant will be Owner; Joint Ownership allowed between Spouses only.)
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NAME                                                                                                    S. S. NO./TAXPAYER I.D. NO.

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ADDRESS (No., Street, City, State, Zip Code)

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5.  Owner's Beneficiary (Must be completed when Owner is other than the Annuitant)
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PRIMARY                                                                                                 RELATIONSHIP TO ANNUITANT

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ADDRESS (No., Street, City, State, Zip Code)

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CONTINGENT                                                                                              RELATIONSHIP TO ANNUITANT

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ADDRESS (No., Street, City, State, Zip Code)

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6.  Contract Specifications
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a.  Initial Purchase Payment $ _______________ Minimum initial purchase payment for Non Tax-Qualified personal investment plans, except Check-O-Matic is $1,000 ($25 for Tax Qualified, Employer Sponsored or Check-O-Matic plans.) Subsequent payments must be
    $25 or more.
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b.  Reminder Notices (Billing) Requested  / / Yes     / / No (If yes, complete the information below)
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c.  Subsequent purchase payments shall be flexible unless otherwise noted as follows:     Monthly Check-O-Matic $___________________

Monthly $___________________       Quarterly $__________________      Semi-Annual $__________________     Annual $__________________
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REMINDER NOTICES (Name)                                             ADDRESS (No., Street, City, State, Zip Code)

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d.  Maturity Date shall be the policy anniversary nearest the Annuitant's attainment of age 85 for Non-Tax-Qualified Plans (age
    70-1/2 for Tax-Qualified Plans) unless earlier age noted as follows ________________________________.
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e.  / / Check here if $35 Annual Administrative Charge is to be paid in cash, rather than deducted automatically from sub-account(s)
    on policy anniversary.
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f.  Sub-Account Allocation Instructions. Use full %'s. Written authorization is required to change an allocation schedule.

    / / Templeton Asset Allocation_____%    / / Templeton Bond_____%    / / Templeton Stock_____%   / / Templeton Money Market_____%

    / / Templeton International_____%
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g.  Temporary Money Market Allocation Amendment  / / Yes     / / No
    I authorize that any purchase payment amounts to be temporarily applied entirely to the Templeton Money Market sub-sccount until termination of the Right to Cancel period provided in the policy and then automatically reallocated to the above designed sub-
    account(s) if by the end of Right to Cancel period the policy has not been return to the Company's Variable Products Operations
    Division for a refund.
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7.  Plan Type       / / Tax-Qualified Plan (Complete Part II.)             / / Non Tax-Qualified personal investment plan
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8.  / / Please send me a Statement of Additional Information.
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9.  Will the annuity applied for replace any existing insurance or annuities?  / / Yes     / / No
    (If "yes", submit full details, including name of company, plan and amount, date issued and reasons for replacement; also replacement material if required.)
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OL 1340   1-90                                                                                                                  8-93
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10.  Telephone Transfer     / / Yes     / /No
     Telephone transfers are subject to the terms of the prospectus. If you check the "yes" box, telephone orders will be accepted from you and your registered representative and you agree that, becuase we cannot verify the authenticity of telephone instructions, we will not be liable for any loss caused by our acting on telephone instructions, unless caused by our gross negligence.


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                                             PART II. TAX-QUALIFIED PLAN INFORMATION
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1.   Individual Retirement Annuity

     / / Regular Contributory           Tax Year to which contribution applies: ____________________

          / / Rollover                  / / Qualified Pension Plan
                                 FROM:

          / / Transfer                  / / Existing IRA

     / / Simplified Employee Pension - SEP /IRA Complete IRS Form 5305 - SEP
The Annuitant, as proposed owner of the policy, acknowledges receipt of a current Phoenix Home Life IRA disclosure statement.
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2.   / / Tax Sheltered 403(b) Annuity
     NOTE: The employer must sign this application certifying that a salary reduction agreement is in place between the sponsoring organization and the employee. This contract is designed for salary reduction contributions only. No other Employer or Employee contributions may be made. Complete Forms PT 319H Statement by Employer.
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3.   / / Corporate       / / Keogh        / / 401(k)                       4.   / / Deferred Compensation Section 457 Plan

NOTE: Complete Form PT 352 A, Pension Trust Qualified Submission           NOTE: Complete Form OL 1340 C Statement by Employer
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                                         PART III. MISCELLANEOUS INSTRUCTIONS / COMMENTS
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Any policy issued hereunder in the state of Missouri or Oklahoma shall be considered a Missouri or Oklahoma contract respectively and its terms, including those concerning the receiving of information by the agent, shall be construed in accordance with the laws of the state of Missouri or Oklahoma respectively.
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                                          PART IV. APPLICANT SIGNATURE AND CERTIFICATION
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On the date of this application, the undersigned applicant paid to the agent named hereunder $ __________________ on account of the premium for annuity applied for. I declare that the statements in the application are true and complete to the best of my knowledge and belief. I further agree that this application shall be the basis of and a part of the policy; that this application and policy will constitute the entire contract; that a current prospectus discussing the policy and The Templeton Variable Products Series
Fund has been received by me; that the policy shall not take effect until its date of issue; and that the agent taking this application has no authority to make, modify, alter, or discharge any contract hereby applied for. Under penalty of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2) that I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding. If you have been notified by the IRS that you are currently subject to backup withholding, strike out phrase (2) above and initial the deletion.

THE ACCUMULATED VALUE OF THE POLICY APPLIED FOR WILL BE BASED ON THE INVESTMENT EXPERIENCE OF THE APPLICABLE SUB-ACCOUNTS. THIS
VALUE IS VARIABLE AND IS NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.


Signed at ______________________________________________________ this ____________________ date of _________________________________

_______________________________________________________________      _______________________________________________________________
             SIGNATURE OF PRIMARY ANNUITANT                               SIGNATURE OF OWNER (IF OTHER THAN PRIMARY ANNUITANT)

_______________________________________________________________      _______________________________________________________________
                    WITNESS (AGENT)                                            SIGNATURE OF APPLICANT IF OTHER THAN OWNER

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                                                           PART V. AGENT'S STATEMENT
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This replacement is meant to be a tax-free exchange under Section 1035.  / / Yes     / / No

Will this contract replace any existing insurance or annuity?  / / Yes     / / No     (If "Yes", please give particulars below)

The Agent hereby certifies that he / she has truly and accurately recorded on the application the information supplied by the proposed annuitant; and that he / she is qualified and authorized to discuss the contract herein applied for.

______________________________________________________________________     _________________________
                         AGENT'S SIGNATURE                                             DATE

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AGENT / BROKER NAME AND I. D. NO. (Please Print Full Name)         BROKER DEALER NAME AND ADDRESS            AGENT/BROKER PHONE NO.
                                                                                                             (    )
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INSURANCE AGENCY'S NAME AND ADDRESS (If other than above.)         BRANCH OFFICE NAME AND ADDRESS            BRANCH OFFICE PHONE NO.
                                                                                                             (    )
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